UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  February 15, 2006

                                SCAN-OPTICS, INC.
               --------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                    000-05265                 06-0851857
        --------------                ----------             ------------------
 (State or other jurisdiction         (Commission            (I.R.S. Employer
       of incorporation)              File Number)          Identification No.)


       179 Allyn Street--Suite 508, Hartford, CT              06103
       -----------------------------------------          ------------
       (Address of principal executive offices)            (Zip Code)



       Registrant's telephone number, including area code: (860) 547-1761
       --------------------------------------------------- --------------

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))




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Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
           Standard; Transfer of Listing

     (d) On February 15, 2006, in connection with the filing of the certificate of dissolution with the Secretary of State of the State of Delaware (as described in Item 8.01 below), the company sent a letter to the Over The Counter Bulletin Board (OTC BB) on which its common stock traded under the symbol "SOCR.OB" reporting the events leading up to the company's dissolution, the filing of the certificate of dissolution, and that there was no value left to the company's stockholders and that consequently there would be no liquidating distribution to stockholders. The OTC BB subsequently removed the company's common stock from trading effective February 16, 2006.

Item 8.01  Other Events

     On February 15, 2006, the company filed a certificate of dissolution with the Secretary of State of the State of Delaware, which filing was accepted. The company also terminated the services of its transfer agent, Computershare, effective as of the close of business on February 15, 2006 and closed its stock transfer books. As described in Item 3.01 above, the company's common stock has ceased trading on the OTC BB. As previously reported by the company in reports on Form 8-K filed on August 5, 2005 and February 9, 2006, in periodic reports on Form 10-Q filed on August 22, 2005 and November 21, 2005 and in a definitive proxy statement filed on January 13, 2006, the company has no assets remaining with which to make any liquidating distributions to the company's stockholders, and consequently there is no value remaining for the company's stockholders and there will be no distributions to the stockholders following the dissolution.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           SCAN-OPTICS, INC.




                                           By: /s/ Scott M. Schooley
                                               --------------------------
                                           Name: Scott M. Schooley
                                           Title: President and Secretary

Date:  February 16, 2006


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